UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

Barrier Therapeutics, Inc.

(Exact name of registrant specified in its charter)

Delaware	000-50680	22-3828030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite 3200, Princeton, New Jersey 08540

(Address of principal executive offices)

(609) 945-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.	Entry into a Material Definitive Agreement.

On June 23, 2008, Barrier Therapeutics, Inc. (the “Company”), Stiefel Laboratories, Inc. (“Stiefel”) and Bengal Acquisition Inc., a newly formed, wholly-owned subsidiary of Stiefel (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company at a price per share equal to $4.15 (the “Offer Price”). Following the consummation of the Offer, Merger Sub will merge with and into the Company (the “Merger”), and all shares of the Company’s common stock not acquired in the Offer will be converted into the right to receive the Offer Price (other than shares held by the Company’s holders who have properly exercised their dissenters’ rights under Section 262 of the Delaware General Corporation Law). The Merger Agreement contains customary representations, warranties and covenants by the parties. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for the Company and Stiefel and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Stiefel a termination fee of $4,500,000, plus any fees related to the transaction, which are incurred by Stiefel or Merger Sub.

Stiefel agreed that Merger Sub would commence the Offer as promptly as reasonably practicable after the date of the Merger Agreement and in any event within 10 business days after the date of the Merger Agreement, and the Offer will remain open for no more than 20 business days, subject to extensions in certain instances. The obligation to accept for payment and pay for the shares of the Company’s common stock tendered in the Offer is subject to customary conditions, including, among other things: (1) the tender of a majority of the total number of outstanding shares of the Company’s common stock, on a fully diluted basis, (2) the absence of injunctions prohibiting the Offer or the Merger, (3) the expiration or termination of any waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) the accuracy of the representations of the Company, and (5) compliance with covenants by the Company.

In the Merger Agreement, the Company granted to Stiefel and Merger Sub an irrevocable option (the “Top-Up Option”) to purchase, at a per share price equal to the lesser of (i) the Offer Price, shares of the Company’s common stock equal to the number of shares of the Company’s common stock that, when added to the number of shares of the Company’s common stock owned by Stiefel and Merger Sub immediately following consummation of the Offer, equals one share more than 90% of the shares of the Company’s common stock then outstanding on a fully diluted basis or (ii) the aggregate number of shares of the Company’s common stock that is authorized but not issued and outstanding at the time of the Top-Up Option. The Top-Up Option is exercisable only after Stiefel and Merger Sub own at least 80% of the outstanding shares of the Company’s common stock, and is not exercisable if the number of shares of the Company’s common stock that would need to be issued exceeds the number of authorized but unissued shares of the Company’s common stock.

In addition, certain stockholders of the Company have agreed to enter into tender and support agreements pursuant to which such stockholders have committed to accept the Offer and to tender all shares of common stock of the Company beneficially owned by them, which represents, in the aggregate, approximately 10% of the Company’s outstanding shares.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Stiefel. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company to Stiefel and Merger Sub in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Stiefel and Merger Sub, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Stiefel or Merger Sub.

The Company issued a press release on June 23, 2008 announcing the execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated in this report by reference.

NOTICES

This announcement and the description contained herein are for informational purposes only and are not an offer to purchase or a solicitation of an offer to sell securities of the Company. The tender offer described herein has not yet been commenced. At the time the tender offer is commenced, Stiefel and its wholly-owned subsidiary intend to file a tender offer statement on a Schedule TO containing an offer to purchase, a letter of transmittal and other related documents with the Securities and Exchange Commission. At the time the tender offer is commenced, the Company intends to file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9 and, if required, will, file a proxy statement or information statement with the Securities and Exchange Commission in connection with the merger, the second step of the transaction, at a later date. Such documents will be mailed to stockholders of record and will also be made available for distribution to beneficial owners of common stock of the Company. The solicitation of offers to buy common stock of the Company will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. Stockholders are advised to read the offer to purchase and the letter of transmittal, the solicitation/recommendation statement, the proxy statement, the information statement and all related documents, if and when such documents are filed and become available, as they will contain important information about the tender offer and proposed merger. Stockholders can obtain these documents when they are filed and become available free of charge from the Securities and Exchange Commission’s website at www.sec.gov, or from the information agent Stiefel selects. In addition, copies of the solicitation/recommendation statement, the proxy statement and other filings containing information about the Company, the tender offer and the merger may be obtained, if and when available, without charge, by directing a request to Barrier Therapeutics, Attention: Dennis P. Reilly, Chief Financial Officer, at 600 College Road East, Suite 3200, Princeton, New Jersey 08540, or on Barrier Therapeutics’ corporate website at www.barriertherapeutics.com.

Safe Harbor Statement

Some statements contained in, or incorporated by reference in, this report are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as believe, expect, intend, and anticipate, among others. Such forward-looking statements include the Company’s decision to enter into an agreement to be acquired by Stiefel, the ability of the Company and Stiefel to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially regarding any statements made about the proposed transaction between the Company and Stiefel, the expected timetable for completing the proposed transaction, the fact that the Company’s’ performance and financial results could differ materially from those reflected in these forward-looking statements due to the marketplace acceptance of the Company’s products, the Company’s ability to execute its commercial and clinical strategy, the decisions of regulatory authorities, the results of clinical trials, and strategic decisions regarding its pipeline, general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries generally. For a discussion of these and other risks and uncertainties that may effect the forward-looking statements, please see the risk factors in the company’s Annual Report on Form 10-K for the year ended December 31, 2007 which is on file with the Securities and Exchange Commission. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. We undertake no obligation to update publicly any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger , dated as of June 23, 2008, among Stiefel Laboratories, Inc., Bengal Acquisition Inc. and Barrier Therapeutics, Inc.

99.1	Press Release, dated June 23, 2008, of Barrier Therapeutics, Inc. regarding execution of the Agreement and Plan of Merger.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.

Date: June 23, 2008	By:	/s/ Al Altomari
	Name:	Al Altomari
	Title:	Chief Executive Officer